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                                                                    EXHIBIT 23.5


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-47399) of our report dated February 28, 2003 appearing on page 47 of Post Properties, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.



/s/ PricewaterhouseCoopers LLP
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Atlanta, Georgia
March 24, 2003